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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of report (Date of earliest event reported):
                     November 22, 2000 (November 22, 2000)


                             WEBLINK WIRELESS, INC.
             (Exact Name of Registrant as Specified in Its Charter)


        Delaware                      0-2196                     75-2575229
(State of incorporation      (Commission File Number)         (I.R.S. Employer
    or organization)                                         Identification No.)


                                3333 Lee Parkway
                                   Suite 100
                                Dallas, TX 75219
   (Address, including zip code of Registrant's principal executive offices)


       Registrant's telephone number, including area code: (214) 765-4000


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Item 9. Regulation FD Disclosure.

     On November 22, 2000, WebLink Wireless, Inc. (the "Registrant") delivered to its shareholders, as part of its third quarter shareholders' report, a letter to stockholders, a copy of which is attached.

Item 7.  Financial Statements and Exhibits.

Exhibit No.         Description
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    99.1            Letter to shareholders dated November 9, 2000.



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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       WEBLINK WIRELESS, INC.


                                       By: /s/ Frederick G. Anderson
                                          --------------------------------
                                          Name:  Frederick G. Anderson
                                          Title: Vice President, General Counsel
                                                 and Secretary


Date: November 22, 2000



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